Restructuring Costs	9 Months Ended
Sep. 30, 2024
Restructuring Costs [Abstract]
Restructuring Costs

16.    Restructuring Costs

During the second quarter of 2024, management began considering necessary actions it may take due to its limited ability to raise additional capital or generate cash flows from operations to support future operations and growth. On May 10, 2024, Nxu significantly reduced its headcount across Product, Engineering, Manufacturing, and General & Administrative functions as a cost saving and cash preserving measure. Additionally, other cost saving measures were implemented, including preparing assets for sale, negotiating lease terminations and accounts payables balances, and cleaning and vacating unneeded leased space.

Severance and other benefits were provided to employees terminated in this action during the three months and nine months ended September 30, 2024, totaling $0.0 million and $0.8 million, respectively, with no future amounts accrued or expected to be paid. Additionally, Nxu incurred costs for clean-up of the leased warehouse facility in Mesa, Arizona during the three and nine months ended September 30, 2024 of $0 and $0.02 million, respectively. These costs are included in general and administrative expenses in the condensed consolidated statements of operations.

Management also assessed long-lived fixed assets and lease right-of-use assets held for use for indicators of impairment and recorded resulting losses during the three and nine months ended September 30, 2024. In connection with the Equipment Purchase Agreement, Nxu recorded a loss on lease cancelation during the three months ended September 30, 2024, with no future amounts accrued or expected to be paid. In addition, Nxu’s investment in Lynx was assessed for indicators of impairment and resulting losses were recorded during the three and nine months ended September 30, 2024. See Note 4 — Assets Held for Sale, Note 5 — Fixed Assets, Note 11 — Leases and Note 13 — Stock-based Compensation and Common Stock for information about the above actions.

The following table presents the effects of the above actions on the condensed consolidated statement of operations for the three months ended September 30, 2024 (in thousands):

	Employee Severance	Warehouse Clean Up	Impairment of Assets Held for Use and ROU Assets	Impairment of Assets Held for Sale, net of Recoveries	Impairment of Investment in Lynx	Loss on Sale of Held for Sale Assets	Loss on Equipment Lease Cancelation	Total
General and administrative	$0	$0	$0	$0	$0	$0	$0	$0
Total operating expenses	$0	$0	$0	$0	$0	$0	$0	$0
Total other loss (income), net	$0	$0	$0	$191	$975	$531	$266	$1,963
Total restructuring costs	$0	$0	$0	$191	$975	$531	$266	$1,963

The following table presents the effects of the above actions on the condensed consolidated statements operations for the nine months ended September 30, 2024 (in thousands):

	Employee Severance	Warehouse Clean Up	Impairment of Assets Held for Use and ROU Assets	Impairment of Assets Held for Sale, net of Recoveries	Impairment of Investment in Lynx	Loss on Sale of Held for Sale Assets	Loss on Equipment Lease Cancelation	Total
General and administrative	$799	$21	$0	$0	$0	$0	$0	$820
Total operating expenses	799	21	0	0		0	0	$820
Total other loss (income), net	$0	$0	$1,128	$794	$975	$531	$266	$3,694
Total restructuring costs	$799	$21	$1,128	$794	$975	$531	$266	$4,514